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Nasdaq:
ROOM

HOTEL RESERVATIONS NETWORK

www.hoteldiscount.com

Company Overview

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Disclaimer

HOTEL RESERVATIONS NETWORK

This presentation contains "forward-looking statements" within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. The company has based these forward-looking statements on its current expectations and projections about future events, based on the information currently available to it. The forward-looking statements include statements relating to the company's anticipated financial performance, business prospects, new developments, new strategies and similar matters. The following important factors, in addition to those described under the section "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2000 (which is available upon request from the company or on the company's websites, www.hoteldiscount.com and www.180096hotel.com, under the heading "Investor Relations") may affect the future results of the company and cause those results to differ materially from those expressed in the forward-looking statements; material adverse changes in the economic conditions in the company's markets; future regulatory actions and conditions in the company's operating areas; competition from others; product demand and market acceptance; the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; and the ability to obtain and retain key executives and employees. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason.

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Company Overview

HOTEL RESERVATIONS NETWORK

- Largest specialized provider of discount hotel rooms worldwide
- Over 5,000 properties in 187 cities worldwide
- 10+ years in hotel reservation business
- Dallas headquarters, 10 locations in U.S., Europe and Asia
- 800 employees
- $2.7 billion market cap (Nasdaq: ROOM)
- Owners: 68% USA Networks, 16% Employees, 16% Public
- Float: 9.0 mm shares

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How HRN Works

HOTEL RESERVATIONS NETWORK

- HRN negotiates wholesale hotel rates, one property at a time
- We buy at wholesale and sell at retail
- HRN sets selling prices
- 12-to-36 month supply contracts with hotels
- Inventory risk is very limited
- No supplier concentrations
- Generates higher gross margins, not commissions

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How HRN Works – p.2

HOTEL RESERVATIONS NETWORK

- Major new HRN brand and Website to be launched in 2002
- Over 24,000 Internet and call center affiliates
- Affiliates produce 65% of revenue; 35% is direct to HRN (2001)
- 3 - 5 year exclusive contracts with affiliates
- 70% booked online, 30% in call centers

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HOTEL RESERVATIONS NETWORK

Financial History

98% CAGR in Revenue from 1997 - 2001


($ in Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$35
$66
$162
$328
$536
$775
$1,100
1997
1998
1999
2000
2001
2002E
2003E

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Financial History

HOTEL RESERVATIONS NETWORK

95% CAGR in EBITDA from 1997 - 2001



($ in Millions)
$0
$20
$40
$60
$80
$100
$120
$140
$160
$6
$11
$24
$53
$81
$110
$156
1997
1998
1999
2000
2001
2002E
2003E

prepared 2/22/02

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Budget and Outlook

HOTEL RESERVATIONS NETWORK

2002 Budget

	Revenue	EBITDA	Adjusted EPS
Q 1	$150 Million	$18 Million	$0.22
Q 2	$197 Million	$28 Million	$0.33
Q 3	$212 Million	$29 Million	$0.34
Q 4	$216 Million	$35 Million	$0.41
2002 Year	$775 Million	$110 Million	$1.30

2003 Outlook

	Revenue	EBITDA	Adjusted EPS
2003 Year	$1.1 Billion	$156 Million	$1.82

HRN Exceeded Expectations 8 out of 8 Quarters

Strong Cash Model

HOTEL RESERVATIONS NETWORK

- HRN's Business Model Generates Cash
- Over $ 219mm in Cash & S-T Investments (12-31-01)
- No Debt; $ 542mm Stockholders' Equity (12-31-01)
- $102mm Cash from Operations on $536mm Revenues (2001)
- Capital expenditures are modest (< $5 million in 2001)

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Lodging Industry Overview

HOTEL RESERVATIONS NETWORK

- Hotel Market = $250 Billion Worldwide
- Vacation Rental Market = $50 Billion Worldwide

HRN's Market = $300 Billion Worldwide

- Over 4.1 million hotel rooms in U.S and 5.6 million in Europe
- Top 50 U.S. hotel brands own < 11% of their U.S. properties.
- Europe: > 80% independent hotels, < 20% chain hotels

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ROOM Investment Themes

HOTEL RESERVATIONS NETWORK

- HRN has < 0.2% of $300 billion lodging market
- Travel buying continues to move online
- Powerful new brand name in 2002
- Competitive barriers to scale are daunting
- Strong balance sheet, excellent cash flow
- 10-year track record of profitable growth
- Straightforward accounting
- Motivated, experienced team of people

Nasdaq:
ROOM

HOTEL RESERVATIONS NETWORK

www.hoteldiscount.com

Company Overview